Revenue from Contracts with Customers and Cost of Sales	12 Months Ended
Dec. 31, 2022
Revenue from Contracts with Customers and Cost of Sales
Revenue from Contracts with Customers and Cost of Sales

5.Revenue from Contracts with Customers and Cost of Sales

Lilium is currently not generating revenues from mobility services. In rolling-out the business, Lilium is engaged in infrastructure and mobility consultancy services provided to airport authorities with which future collaborations are planned. No revenue was recognized during the current year. In 2021, revenue amounting to €47  thousand was recognized from one customer at a point in time upon receipt of acceptance (2020: €97 thousand). The geographic region which recognized revenues was Germany based on the Group location which bills the customer.

Related costs are captured in costs of sales and comprise personnel expenses.